Exhibit 99.1

FedEx Corp. Reports Third Quarter Results

Fiscal 2020 Outlook Suspended Due to COVID-19 Uncertainty

MEMPHIS, Tenn., March 17, 2020 ... FedEx Corp. (NYSE: FDX) today reported the following consolidated results for the third quarter ended February 29 (adjusted measures exclude the items listed below for the applicable fiscal year):

	Fiscal 2020		Fiscal 2019
	As Reported (GAAP)	Adjusted (non-GAAP)	As Reported (GAAP)	Adjusted (non-GAAP)
Revenue	$17.5 billion	$17.5 billion	$17.0 billion	$17.0 billion
Operating income	$411 million	$483 million	$911 million	$984 million
Operating margin	2.4%	2.8%	5.4%	5.8%
Net income	$315 million	$371 million	$739 million	$797 million
Diluted EPS	$1.20	$1.41	$2.80	$3.03

This year’s and last year’s quarterly consolidated results have been adjusted for:

Impact per diluted share	Fiscal 2020	Fiscal 2019
TNT Express integration expenses	$0.21	$0.21
Business realignment costs	—	0.01

“The COVID-19 pandemic is having a significant impact around the world,” said Frederick W. Smith, FedEx Corp. chairman and chief executive officer.  “We continue to deliver for our customers and are ready to support increased demand for our International Express export services due to the significant reductions in intercontinental air capacity.  While the global economic impact from recent social-distancing mandates is uncertain, we remain well positioned to assist our customers as they work to manage their supply chains and inventories.  We will continue to support efforts to combat the pandemic.”

Operating results declined due to weaker global economic conditions including the impact of the coronavirus, higher self-insurance accruals, an unfavorable variable incentive compensation comparison, increased FedEx Ground costs from expanded service offerings, the loss of business from a large customer, a continuing mix shift to lower-yielding services and a more competitive pricing environment.  These factors were partially offset by the benefits from volume growth at FedEx Ground, an additional operating weekday, increased yields at FedEx Freight and the shifting of Cyber Week into December.

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Last year’s net income included tax benefits of $90 million ($0.34 per diluted share) from the recognition of certain loss carry forwards.  This was partially offset by a tax expense of $50 million ($0.19 per diluted share) related to new lower rates in the Netherlands applied to deferred tax balances.

“We are suspending our fiscal 2020 earnings forecast for our consolidated and segment results due to the uncertainty caused by the coronavirus pandemic,” said Alan B. Graf, Jr., FedEx Corp. executive vice president and chief financial officer.  “To mitigate these near-term headwinds and position the company for future earnings growth, we are attacking costs throughout the company by managing capacity, retiring our oldest and least-efficient aircraft, integrating TNT Express, and lowering our residential delivery costs by having FedEx Ground deliver FedEx SmartPost and certain day-definite FedEx Express packages.”

Corporate Overview

FedEx Corp. (NYSE: FDX) provides customers and businesses worldwide with a broad portfolio of transportation, e-commerce and business services.  With annual revenue of $70 billion, the company offers integrated business solutions through operating companies competing collectively and managed collaboratively, under the respected FedEx brand.  Consistently ranked among the world's most admired and trusted employers, FedEx inspires its more than 475,000 team members to remain focused on safety, the highest ethical and professional standards and the needs of their customers and communities.  To learn more about how FedEx connects people and possibilities around the world, please visit about.fedex.com.

Additional information and operating data are contained in the company’s annual report, Form 10-K, Form 10-Qs, Form 8-Ks and Statistical Books.  These materials, as well as a webcast of the earnings release conference call to be held at 5:30 p.m. EDT on March 17, are available on the company’s website at investors.fedex.com.  A replay of the conference call webcast will be posted on our website following the call.

The Investor Relations page of our website, investors.fedex.com, contains a significant amount of information about FedEx, including our Securities and Exchange Commission (SEC) filings and financial and other information for investors.  The information that we post on our Investor Relations website could be deemed to be material information.  We encourage investors, the media and others interested in the company to visit this website from time to time, as information is updated and new information is posted.

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Certain statements in this press release may be considered forward-looking statements, such as statements relating to management’s views with respect to future events and financial performance and underlying assumptions. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions in the global markets in which we operate; anti-trade measures and additional changes in international trade policies and relations; a significant data breach or other disruption to our technology infrastructure; our ability to successfully integrate the businesses and operations of FedEx Express and TNT Express in the expected time frame and at the expected cost and to achieve the expected benefits from the combined businesses; our ability to successfully implement our business strategy, effectively respond to changes in market dynamics and achieve the anticipated benefits and associated cost savings of such strategies and actions; widespread outbreak of an illness or any other communicable disease, or any other public health crisis, including the coronavirus pandemic; the impact of the United Kingdom’s withdrawal from the European Union; our ability to match capacity to shifting volume levels; changes in fuel prices or currency exchange rates; the impact of intense competition; evolving or new U.S. domestic or international government regulation or regulatory actions; future guidance, regulations, interpretations or challenges to our tax positions relating to the Tax Cuts and Jobs Act (TCJA) and our ability to defend our interpretations of the TCJA; our ability to effectively operate, integrate, leverage and grow acquired businesses; legal challenges or changes related to service providers engaged by FedEx Ground and the drivers providing services on their behalf; disruptions or modifications in service by, or changes in the business or financial soundness of, the U.S. Postal Service; the impact of any international conflicts or terrorist activities; our ability to quickly and effectively restore operations following adverse weather or a localized disaster or disturbance in a key geography; and other factors which can be found in FedEx Corp.’s and its subsidiaries’ press releases and FedEx Corp.’s filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made. We do not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Media Contact:  Jenny Robertson 901-434-4829

Investor Contact:  Mickey Foster 901-818-7468

Home Page:  fedex.com

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RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

TO GAAP FINANCIAL MEASURES

Third Quarter Fiscal 2020 and Fiscal 2019 Results

The company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or “reported”). We have supplemented the reporting of our financial information determined in accordance with GAAP with certain non-GAAP (or “adjusted”) financial measures, including our adjusted third quarter fiscal 2020 and 2019 consolidated operating income and margin, net income and diluted earnings per share, and adjusted third quarter fiscal 2020 and 2019 FedEx Express segment operating income and margin. These financial measures have been adjusted to exclude the impact of the following items (as applicable):

•	TNT Express integration expenses incurred in fiscal 2020 and 2019; and
•	Business realignment costs incurred in fiscal 2019.

We have incurred and expect to incur significant expenses through fiscal 2021, and may incur additional expenses thereafter, in connection with our integration of TNT Express. We have adjusted our third quarter fiscal 2020 and 2019 consolidated financial measures and the FedEx Express segment third quarter fiscal 2020 and 2019 financial measures to exclude TNT Express integration expenses because we generally would not incur such expenses as part of our continuing operations. The integration expenses are predominantly incremental costs directly associated with the integration of TNT Express, including professional and legal fees, salaries and employee benefits, travel and advertising expenses. Internal salaries and employee benefits are included only to the extent the individuals are assigned full-time to integration activities. The integration expenses also include any restructuring charges at TNT Express.

Costs related to business realignment activities (including the U.S.-based voluntary employee buyout program announced in fiscal 2019) are excluded from our third quarter fiscal 2019 consolidated non-GAAP financial measures because they are unrelated to our core operating performance and to assist investors with assessing trends in our underlying businesses.

We believe these adjusted financial measures facilitate analysis and comparisons of our ongoing business operations because they exclude items that may not be indicative of, or are unrelated to, the company’s and our business segments’ core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. These adjustments are consistent with how management views our businesses. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating the company’s and each business segment’s ongoing performance.

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Our non-GAAP financial measures are intended to supplement and should be read together with, and are not an alternative or substitute for, and should not be considered superior to, our reported financial results. Accordingly, users of our financial statements should not place undue reliance on these non-GAAP financial measures. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. As required by Securities and Exchange Commission rules, the tables below present a reconciliation of our presented non-GAAP financial measures to the most directly comparable GAAP measures.

Third Quarter Fiscal 2020

FedEx Corporation

	Operating		Income	Net	Diluted Earnings
Dollars in millions, except EPS	Income	Margin	Taxes[1]	Income[2]	Per Share
GAAP measure	$411	2.4%	$105	$315	$1.20
TNT Express integration expenses[3]	72	0.4%	16	56	0.21
Non-GAAP measure	$483	2.8%	$121	$371	$1.41

FedEx Express Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$137	1.5%
TNT Express integration expenses	62	0.7%
Non-GAAP measure	$199	2.2%

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Third Quarter Fiscal 2019

FedEx Corporation

	Operating		Income	Net	Diluted Earnings
Dollars in millions, except EPS	Income	Margin	Taxes[1]	Income[2]	Per Share[4]
GAAP measure	$911	5.4%	$192	$739	$2.80
TNT Express integration expenses[3]	69	0.4%	14	55	0.21
Business realignment costs[5]	4	—	1	3	0.01
Non-GAAP measure	$984	5.8%	$207	$797	$3.03

FedEx Express Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$389	4.3%
TNT Express integration expenses	56	0.6%
Non-GAAP measure	$445	4.9%

Notes:

1 –	Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.
2 –	Effect of “total other (expense) income” on net income amount not shown.
3 –	These expenses, including restructuring charges, were recognized at FedEx Corporate and FedEx Express.
4 –	Does not sum to total due to rounding.
5 –	Business realignment costs are recognized at FedEx Corporate.

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FEDEX CORP. FINANCIAL HIGHLIGHTS

Third Quarter Fiscal 2020

(In millions, except earnings per share)

(Unaudited)

	Three Months Ended			Nine Months Ended
	Feb. 29, 2020	Feb. 28, 2019%		Feb. 29, 2020	Feb. 28, 2019%
Revenue:
FedEx Express segment	$8,924	$9,005	(1%)	$26,953	$27,831	(3%)
FedEx Ground segment	5,845	5,261	11%	16,339	15,202	7%
FedEx Freight segment	1,738	1,750	(1%)	5,487	5,627	(2%)
FedEx Services segment	6	4	50%	15	17	(12%)
Other and eliminations[1]	974	990	(2%)	3,065	3,209	(4%)
Total Revenue	17,487	17,010	3%	51,859	51,886	—
Operating Expenses:
Salaries and employee benefits	6,382	6,069	5%	18,704	18,589	1%
Purchased transportation	4,558	4,253	7%	12,914	12,566	3%
Rentals	964	874	10%	2,808	2,533	11%
Depreciation and amortization	908	851	7%	2,688	2,487	8%
Fuel	879	907	(3%)	2,639	2,945	(10%)
Maintenance and repairs	684	658	4%	2,226	2,144	4%
Asset impairment charges	—	—	—	66	—	NM
Business realignment costs	—	4	NM	—	4	NM
Other	2,701	2,483	9%	7,872	7,468	5%
Total Operating Expenses	17,076	16,099	6%	49,917	48,736	2%
Operating Income:
FedEx Express segment[1]	137	389	(65%)	658	1,407	(53%)
FedEx Ground segment[1]	355	586	(39%)	1,341	1,852	(28%)
FedEx Freight segment	113	97	16%	448	421	6%
Corporate, eliminations and other[1,2]	(194)	(161)	20%	(505)	(530)	(5%)
Total Operating Income	411	911	(55%)	1,942	3,150	(38%)
Other Income (Expense):
Interest, net	(155)	(135)	15%	(443)	(393)	13%
Other retirement plans income	168	158	6%	504	474	6%
Other, net	(4)	(3)	33%	(15)	(22)	(32%)
Total Other Income	9	20	(55%)	46	59	(22%)
Income Before Income Taxes	420	931	(55%)	1,988	3,209	(38%)
Provision for Income Taxes	105	192	(45%)	368	700	(47%)
Net Income	$315	$739	(57%)	$1,620	$2,509	(35%)
Diluted Earnings Per Share	$1.20	$2.80	(57%)	$6.17	$9.41	(34%)
Weighted Average Common and
Common Equivalent Shares	262	263	—	262	266	(2%)
Capital Expenditures	$1,439	$1,123	28%	$4,705	$3,757	25%

1 – Prior year amounts have been recast to conform to the current year presentation.

2 – Includes the FedEx Logistics and FedEx Office operating segments.

FEDEX CORP. CONDENSED CONSOLIDATED BALANCE SHEETS

Third Quarter Fiscal 2020

(In millions)

	Feb. 29, 2020
	(Unaudited)	May 31, 2019
ASSETS
Current Assets
Cash and cash equivalents	$1,766	$2,319
Receivables, less allowances	9,323	9,116
Spare parts, supplies and fuel, less allowances	568	553
Prepaid expenses and other	884	1,098
Total current assets	12,541	13,086
Property and Equipment, at Cost	64,305	59,511
Less accumulated depreciation and amortization	30,999	29,082
Net property and equipment	33,306	30,429
Other Long-Term Assets
Operating lease right-of-use assets, net	13,981	—
Goodwill	6,814	6,884
Other assets	3,372	4,004
Total other long-term assets	24,167	10,888
	$70,014	$54,403
LIABILITIES AND COMMON STOCKHOLDERS' INVESTMENT
Current Liabilities
Short-term borrowings	$300	$—
Current portion of long-term debt	35	964
Accrued salaries and employee benefits	1,472	1,741
Accounts payable	3,193	3,030
Operating lease liabilities	1,902	—
Accrued expenses	3,423	3,278
Total current liabilities	10,325	9,013
Long-Term Debt, Less Current Portion	18,973	16,617
Other Long-Term Liabilities
Deferred income taxes	3,101	2,821
Pension, postretirement healthcare and other benefit obligations	4,165	5,095
Self-insurance accruals	1,933	1,899
Operating lease liabilities	12,232	—
Deferred lease obligations	—	531
Other liabilities	454	670
Total other long-term liabilities	21,885	11,016
Commitments and Contingencies
Common Stockholders' Investment
Common stock, $0.10 par value, 800 million shares authorized	32	32
Additional paid-in capital	3,324	3,231
Retained earnings	25,569	24,648
Accumulated other comprehensive loss	(887)	(865)
Treasury stock, at cost	(9,207)	(9,289)
Total common stockholders' investment	18,831	17,757
	$70,014	$54,403

FEDEX CORP. CONDENSED CONSOLIDATED

STATEMENTS OF CASH FLOWS

Third Quarter Fiscal 2020

(In millions)

(Unaudited)

	Nine Months Ended
	Feb. 29, 2020	Feb. 28, 2019
Operating Activities:
Net income	$1,620	$2,509
Noncash charges:
Depreciation and amortization	2,688	2,487
Other, net	2,256	612
Changes in operating assets and liabilities, net	(3,286)	(2,285)
Net cash provided by operating activities	3,278	3,323
Investing Activities:
Capital expenditures	(4,705)	(3,757)
Proceeds from asset dispositions and other	15	62
Net cash used in investing activities	(4,690)	(3,695)
Financing Activities:
Proceeds from short-term borrowings, net	298	220
Principal payments on debt	(1,045)	(874)
Proceeds from debt issuances	2,093	2,463
Proceeds from stock issuances	38	58
Dividends paid	(509)	(514)
Purchase of treasury stock	(3)	(1,365)
Other, net	(5)	5
Cash provided by (used in) financing activities	867	(7)
Effect of exchange rate changes on cash	(8)	(14)
Net decrease in cash and cash equivalents	(553)	(393)
Cash and cash equivalents at beginning of period	2,319	3,265
Cash and cash equivalents at end of period	$1,766	$2,872

FEDEX EXPRESS SEGMENT FINANCIAL HIGHLIGHTS

Third Quarter Fiscal 2020

(Dollars in millions)

(Unaudited)

	Three Months Ended			Nine Months Ended
	Feb. 29, 2020	Feb. 28, 2019%		Feb. 29, 2020	Feb. 28, 2019%
Revenue:
Package Revenue:
U.S. Overnight Box	$1,865	$1,844	1%	$5,595	$5,678	(1%)
U.S. Overnight Envelope	459	433	6%	1,395	1,345	4%
Total U.S. Overnight	2,324	2,277	2%	6,990	7,023	—
U.S. Deferred	1,127	1,119	1%	3,063	3,131	(2%)
Total U.S. Package Revenue	3,451	3,396	2%	10,053	10,154	(1%)
International Priority	1,710	1,738	(2%)	5,344	5,508	(3%)
International Economy	810	806	—	2,538	2,541	—
Total International Export Package	2,520	2,544	(1%)	7,882	8,049	(2%)
International Domestic[1]	1,075	1,078	—	3,316	3,412	(3%)
Total Package Revenue	7,046	7,018	—	21,251	21,615	(2%)
Freight Revenue:
U.S.	739	772	(4%)	2,132	2,294	(7%)
International Priority	439	477	(8%)	1,376	1,574	(13%)
International Economy	499	495	1%	1,556	1,568	(1%)
International Airfreight	61	76	(20%)	197	244	(19%)
Total Freight Revenue	1,738	1,820	(5%)	5,261	5,680	(7%)
Other Revenue	140	167	(16%)	441	536	(18%)
Total Express Revenue	$8,924	$9,005	(1%)	$26,953	$27,831	(3%)
Operating Expenses:
Salaries and employee benefits	3,520	3,389	4%	10,297	10,303	—
Purchased transportation	1,212	1,267	(4%)	3,711	3,928	(6%)
Rentals and landing fees	538	504	7%	1,556	1,448	7%
Depreciation and amortization	478	456	5%	1,409	1,341	5%
Fuel	744	771	(4%)	2,241	2,515	(11%)
Maintenance and repairs	429	433	(1%)	1,460	1,449	1%
Asset Impairment Charges	—	—	—	66	—	NM
Intercompany charges[2]	500	486	3%	1,469	1,521	(3%)
Other	1,366	1,310	4%	4,086	3,919	4%
Total Operating Expenses[2]	8,787	8,616	2%	26,295	26,424	—
Operating Income[2]	$137	$389	(65%)	$658	$1,407	(53%)
Operating Margin[2]	1.5%	4.3%	(2.8 pts)	2.4%	5.1%	(2.7 pts)

1 – International Domestic revenue relates to international intra-country operations.

2 – Prior year amounts have been recast to conform to the current year presentation.

FEDEX EXPRESS SEGMENT OPERATING HIGHLIGHTS

Third Quarter Fiscal 2020

(Unaudited)

	Three Months Ended			Nine Months Ended
	Feb. 29, 2020	Feb. 28, 2019%		Feb. 29, 2020	Feb. 28, 2019%
PACKAGE STATISTICS
Average Daily Package Volume (000s):
U.S. Overnight Box	1,258	1,307	(4%)	1,240	1,282	(3%)
U.S. Overnight Envelope	536	524	2%	548	536	2%
Total U.S. Overnight Package	1,794	1,831	(2%)	1,788	1,818	(2%)
U.S. Deferred	1,215	1,224	(1%)	1,067	1,071	—
Total U.S. Domestic Package	3,009	3,055	(2%)	2,855	2,889	(1%)
International Priority	542	530	2%	546	537	2%
International Economy	293	289	1%	300	289	4%
Total International Export Package	835	819	2%	846	826	2%
International Domestic[1]	2,405	2,410	—	2,475	2,491	(1%)
Total Average Daily Packages	6,249	6,284	(1%)	6,176	6,206	—
Yield (Revenue Per Package):
U.S. Overnight Box	$23.54	$22.75	3%	$23.75	$23.32	2%
U.S. Overnight Envelope	13.59	13.31	2%	13.39	13.21	1%
U.S. Overnight Composite	20.56	20.05	3%	20.57	20.34	1%
U.S. Deferred	14.73	14.76	—	15.11	15.38	(2%)
U.S. Domestic Composite	18.21	17.93	2%	18.53	18.50	—
International Priority	50.07	52.95	(5%)	51.53	54.01	(5%)
International Economy	43.88	44.94	(2%)	44.44	46.28	(4%)
Total International Export Composite	47.90	50.12	(4%)	49.01	51.31	(4%)
International Domestic[1]	7.09	7.21	(2%)	7.05	7.21	(2%)
Composite Package Yield	$17.90	$18.01	(1%)	$18.11	$18.33	(1%)
FREIGHT STATISTICS
Average Daily Freight Pounds (000s):
U.S.	8,356	8,905	(6%)	8,244	8,705	(5%)
International Priority	4,752	5,030	(6%)	4,924	5,326	(8%)
International Economy	13,806	14,067	(2%)	14,252	14,292	—
International Airfreight	1,422	1,615	(12%)	1,567	1,697	(8%)
Total Avg Daily Freight Pounds	28,336	29,617	(4%)	28,987	30,020	(3%)
Revenue Per Freight Pound:
U.S.	$1.40	$1.40	—	$1.36	$1.39	(2%)
International Priority	1.47	1.53	(4%)	1.47	1.56	(6%)
International Economy	0.57	0.57	—	0.57	0.58	(2%)
International Airfreight	0.68	0.76	(11%)	0.66	0.76	(13%)
Composite Freight Yield	$0.97	$0.99	(2%)	$0.96	$1.00	(4%)
Operating Weekdays	63	62	2%	190	190	—

1 – International Domestic revenue relates to international intra-country operations.

FEDEX GROUND SEGMENT FINANCIAL AND OPERATING HIGHLIGHTS

Third Quarter Fiscal 2020

(Dollars in millions)

(Unaudited)

	Three Months Ended			Nine Months Ended
	Feb. 29, 2020	Feb. 28, 2019%		Feb. 29, 2020	Feb. 28, 2019%
FINANCIAL HIGHLIGHTS
Revenue	$5,845	$5,261	11%	$16,339	$15,202	7%
Operating Expenses:
Salaries and employee benefits	1,046	874	20%	2,888	2,570	12%
Purchased transportation	2,908	2,466	18%	7,772	6,870	13%
Rentals	256	204	25%	744	595	25%
Depreciation and amortization	197	185	6%	585	538	9%
Fuel	4	4	—	11	11	—
Maintenance and repairs	101	86	17%	286	247	16%
Intercompany charges[1]	405	362	12%	1,174	1,140	3%
Other	573	494	16%	1,538	1,379	12%
Total Operating Expenses[1]	5,490	4,675	17%	14,998	13,350	12%
Operating Income[1]	$355	$586	(39%)	$1,341	$1,852	(28%)
Operating Margin[1]	6.1%	11.1%	(5.0 pts)	8.2%	12.2%	(4.0 pts)

OPERATING STATISTICS
Operating Weekdays	63	62	2%	190	190	—
Average Daily Package Volume (000s)	10,536	9,550	10%	9,637	8,992	7%
Yield (Revenue Per Package)	$8.78	$8.87	(1%)	$8.90	$8.88	—

1 – Prior year amounts have been recast to conform to the current year presentation.

FEDEX FREIGHT SEGMENT FINANCIAL AND OPERATING HIGHLIGHTS

Third Quarter Fiscal 2020

(Dollars in millions)

(Unaudited)

	Three Months Ended			Nine Months Ended
	Feb. 29, 2020	Feb. 28, 2019%		Feb. 29, 2020	Feb. 28, 2019%
FINANCIAL HIGHLIGHTS
Revenue	$1,738	$1,750	(1%)	$5,487	$5,627	(2%)
Operating Expenses:
Salaries and employee benefits	846	865	(2%)	2,665	2,712	(2%)
Purchased transportation	176	213	(17%)	550	722	(24%)
Rentals	54	45	20%	158	129	22%
Depreciation and amortization	92	88	5%	283	242	17%
Fuel	130	131	(1%)	385	418	(8%)
Maintenance and repairs	59	53	11%	192	178	8%
Intercompany charges	133	128	4%	389	403	(3%)
Other	135	130	4%	417	402	4%
Total Operating Expenses	1,625	1,653	(2%)	5,039	5,206	(3%)
Operating Income	$113	$97	16%	$448	$421	6%
Operating Margin	6.5%	5.5%	1.0 pts	8.2%	7.5%	0.7 pts

OPERATING STATISTICS
Operating Weekdays	62	61	2%	188	188	—
Average Daily Shipments (000s)
Priority	70.5	73.2	(4%)	75.5	78.7	(4%)
Economy	29.8	32.7	(9%)	31.8	34.3	(7%)
Total Average Daily Shipments	100.3	105.9	(5%)	107.3	113.0	(5%)
Weight Per Shipment (lbs)
Priority	1,137	1,210	(6%)	1,144	1,211	(6%)
Economy	1,000	1,106	(10%)	980	1,050	(7%)
Composite Weight Per Shipment	1,096	1,178	(7%)	1,096	1,162	(6%)
Revenue/Shipment
Priority	$265.17	$253.35	5%	$259.61	$249.78	4%
Economy	308.65	308.44	—	299.59	299.17	—
Composite Revenue/Shipment	$279.40	$270.82	3%	$272.09	$264.89	3%
Revenue/CWT
Priority	$23.33	$20.94	11%	$22.69	$20.63	10%
Economy	30.85	27.89	11%	30.57	28.48	7%
Composite Revenue/CWT	$25.49	$22.99	11%	$24.84	$22.79	9%